Exhibit 99.2

Second Quarter 2008 Supplemental Financial Report
Windsor at Battlefield
Manassas, Virginia
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
June 30, 2008

Quarterly Supplemental Disclosure
June 30, 2008
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning, developing, redeveloping and operating industrial properties and business parks in the Washington, D.C. metropolitan area and other major markets in Virginia and Maryland. The Company’s focus is acquiring properties that can benefit from its intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that certain figures are rounded to the nearest thousand throughout this document, which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
June 30, 2008
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, dollars in thousands)
(percentages are representative of total revenues)

	Three Months Ended
	June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007
OPERATING REVENUES
Rental	$25,160	82.7%	$24,666	81.8%	$25,277	81.4%	$25,029	83.3%	$24,714	83.5%
Tenant reimbursements and other	5,252	17.3%	5,475	18.2%	5,765	18.6%	5,033	16.7%	4,869	16.5%

	30,412	100.0%	30,141	100.0%	31,042	100.0%	30,062	100.0%	29,583	100.0%

PROPERTY EXPENSES
Property operating	6,227	20.5%	6,705	22.2%	6,230	20.1%	6,576	21.9%	6,019	20.3%
Real estate taxes and insurance	3,032	10.0%	2,917	9.7%	2,711	8.7%	2,845	9.4%	2,726	9.2%

NET OPERATING INCOME	21,153	69.5%	20,519	68.1%	22,101	71.2%	20,641	68.7%	20,838	70.5%

OTHER INCOME (EXPENSE)
General and administrative	(2,838)	9.3%	(2,701)	9.0%	(2,504)	8.1%	(2,362)	7.9%	(2,621)	8.9%
Interest and other income	104	0.3%	131	0.4%	196	0.6%	123	0.4%	172	0.6%

EBITDA	18,419	60.5%	17,949	59.5%	19,793	63.7%	18,402	61.2%	18,389	62.2%

Depreciation and amortization	(9,022)		(9,239)		(10,591)		(9,640)		(10,117)
Interest expense	(8,776)		(9,131)		(9,327)		(9,137)		(8,835)
Gain on early retirement of debt	2,620		2,112		—		—		—

Income (loss) from continuing operations before minority interests	3,241		1,691		(125)		(375)		(563)

Minority interests	(100)		(52)		4		12		18

Income (loss) from continuing operations	3,141		1,639		(121)		(363)		(545)

DISCONTINUED OPERATIONS
Income from operations of disposed property	651		685		655		607		579
Gain on sale of disposed property	14,274		—		—		—		—
Minority interests in discontinued operations	(460)		(22)		(21)		(19)		(18)

Income from discontinued operations	14,465		663		634		588		561

NET INCOME	$17,606		$2,302		$513		$225		$16

Quarterly Supplemental Disclosure
June 30, 2008
FINANCIAL MEASURES
(unaudited, amounts in thousands, except per share data)

	Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
FUNDS FROM OPERATIONS (“FFO”)

Net income	$17,606	$2,302	$513	$225	$16
Add back:
Depreciation & amortization of real estate assets[1]	9,022	9,239	10,591	9,640	10,117
Depreciation & amortization related to discontinued operations	197	281	274	274	275
Minority interests	560	74	17	7	—
Deduct:
Gain on sale of disposed property	(14,274)	—	—	—	—

FFO	$13,111	$11,896	$11,395	$10,146	$10,408

Gain on sale of disposed property	14,274	—	—	—	—
Accumulated depreciation of disposed property	(4,833)	—	—	—	—

FFO, including cash gains on sale	$22,552	$11,896	$11,395	$10,146	$10,408

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$13,111	$11,896	$11,395	$10,146	$10,408
Non-cash share-based compensation	536	383	306	408	401
Gain on early retirement of debt	(2,620)	(2,112)	—	—	—
Straight-line rent, net[2]	(62)	(230)	(27)	(43)	(113)
Deferred market rent	(463)	(449)	(425)	(412)	(453)
Non-real estate depreciation[1]	208	226	192	196	175
Debt fair value amortization	(811)	(780)	(806)	(799)	(781)
Amortization of finance costs	313	321	310	323	232
Amortization of discounts	110	135	141	141	141
Tenant improvements[3]	(1,830)	(917)	(1,544)	(1,601)	(1,057)
Leasing commissions[3]	(1,103)	(587)	(594)	(845)	(561)
Capital expenditures[3]	(649)	(162)	(445)	(528)	(593)

AFFO	$6,740	$7,724	$8,503	$6,986	$7,799

Total weighted average shares and OP units:
Basic	24,895	24,882	24,883	24,880	24,804

Diluted	24,953	24,920	24,996	25,004	25,004

FFO per share:
FFO per share and unit — basic and diluted	$0.53	$0.48	$0.46	$0.41	$0.42

FFO per share and unit — basic and diluted, including cash gains on sale	$0.90	$0.48	$0.46	$0.41	$0.42

AFFO per share:
AFFO per share and unit — basic and diluted	$0.27	$0.31	$0.34	$0.28	$0.31

[1]	Most non-real estate depreciation is classified in general and administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]	Does not include first generation costs, which the Company defines as tenant improvement, leasing commissions and capital expenditure costs that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use.

Quarterly Supplemantal Disclosure
June 30, 2008
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, dollars in thousands)
Same Property NOI

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Total base rent	$24,283	$24,429	$45,139	$45,815
Tenant reimbursements and other	4,831	4,705	9,382	9,391
Property operating expenses	(5,422)	(5,551)	(10,842)	(11,287)
Real estate taxes and insurance	(2,936)	(2,687)	(5,469)	(4,996)

Same-property[1] NOI — accrual basis	20,756	20,896	38,210	38,923

Straight-line revenue, net	(29)	(80)	(371)	(343)
Deferred market rental revenue	(405)	(445)	(804)	(897)

Same-property[1] NOI — cash basis	$20,322	$20,371	$37,035	$37,683

Change in same-property NOI — accrual basis[2]	-0.7%		-1.8%
Change in same-property NOI — cash basis[2]	-0.2%		-1.7%

Change in Same Property NOI — accrual basis
Rental revenue increase (decrease)	$56		$(68)
Tenant reimbursement and other increase (decrease)	126		(9)
Occupancy decrease	(202)		(608)
Expense increase	(120)		(28)

	$(140)		$(713)

Same property percentage of total portfolio (sf)	94.5%		89.4%
Reconciliation of Consolidated NOI to Same Property NOI

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Total revenues	$30,412	$29,583	$60,553	$58,485
Property operating expenses	(6,227)	(6,019)	(12,931)	(12,412)
Real estate taxes and insurance	(3,032)	(2,726)	(5,949)	(5,257)

NOI	21,153	20,838	41,673	40,816

Less: Non-same property NOI[3]	(397)	58	(3,463)	(1,893)

Same-property[1] NOI — accrual basis	20,756	20,896	38,210	38,923

Straight-line revenue, net	(29)	(80)	(371)	(343)
Deferred market rental revenue	(405)	(445)	(804)	(897)

Same-property[1] NOI — cash basis	$20,322	$20,371	$37,035	$37,683

Change in same-property NOI — accrual basis[2]	-0.7%		-1.8%
Change in same-property NOI — cash basis[2]	-0.2%		-1.7%

[1]	Same property comparisons are based upon those properties owned for the entirety of the periods presented. Same property results exclude the results of the following non same-properties: Alexandria Corporate Park, Crossways Commerce Center (expansion), River’s Bend Center II and Annapolis Commerce Park East. Also, same property results for the six months ended June 30, 2008 and 2007 exclude John Marshall Highway (Building II), Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen and Ammendale Commerce Center.

[2]	In late 2007 and early 2008, the Company experienced significant lease terminations at Crossways Commerce Center, Diamond Hill Distribution Center and Interstate Plaza. Excluding these properties, the Company’s same property NOI would have increased by 3.5% and 4.1% on an accrual and cash basis, respectively, for the three months ended June 30, 2008 and would have increased by 2.6% on both an accrual and cash basis for the six months ended June 30, 2008.

[3]	Non-same property NOI has been adjusted to reflect a normalized management fee percentage in lieu of an administrative overhead allocation for comparative purposes.

Quarterly Supplemental Disclosure
June 30, 2008
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except per share amounts)

	June 30, 2008	December 31, 2007
	(unaudited)
Assets

Rental property, net	$947,877	$977,106
Cash and cash equivalents	6,398	5,198
Escrows and reserves	13,785	13,360
Accounts and other receivables, net of allowance for doubtful accounts of $491 and $700, respectively	4,326	4,365
Accrued straight-line rents, net of allowance for doubtful accounts of $61 and $43, respectively	7,286	6,638
Deferred costs, net	14,148	12,377
Prepaid expenses and other assets	5,321	6,525
Intangible assets, net	21,090	26,730

Total assets	$1,020,231	$1,052,299

Liabilities

Mortgage loans	$377,290	$390,072
Exchangeable senior notes, net of discount	89,601	122,797
Senior notes	75,000	75,000
Secured term loan	50,000	50,000
Unsecured revolving credit facility	47,400	38,600
Accounts payable and other liabilities	14,243	11,450
Accrued interest	2,480	2,776
Rents received in advance	3,724	4,709
Tenant security deposits	5,228	5,422
Deferred market rent	7,906	9,117

Total liabilities	672,872	709,943

Minority interest (redemption value $11,832 and $13,957, respectively)	11,228	11,545

Shareholders’ Equity
Common shares, $0.001 par value, 100,000 common shares authorized; 24,478 and 24,251 shares issued and outstanding, respectively	24	24
Additional paid-in capital	431,170	429,870
Accumulated other comprehensive income	682	—
Dividends in excess of accumulated earnings	(95,745)	(99,083)

Total shareholders’ equity	336,131	330,811

Total liabilities and shareholders’ equity	$1,020,231	$1,052,299

Quarterly Supplemental Disclosure
June 30, 2008
TOTAL MARKET CAPITALIZATION AND OPERATING RATIOS
(unaudited, dollars in thousands)
MARKET CAPITALIZATION

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	24,478

Operating Partnership (“OP”) units held by third parties	776

Total common shares and OP units	25,254

Market price at June 30, 2008	$15.24

Total equity capitalization	$384,871	37.6%

Debt capitalization
Fixed-rate debt	$541,891	52.9%
Floating-rate debt	97,400	9.5%

Total debt capitalization	$639,291	62.4%

Total market capitalization	$1,024,162	100.0%

SELECTED OPERATING RATIOS

	Three Months Ended
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
COVERAGE RATIO

Interest Coverage Ratio
EBITDA	$18,419	$17,949	$19,793	$18,402	$18,389
Interest Expense	8,776	9,131	9,327	9,137	8,835

	2.10x	1.97x	2.12x	2.01x	2.08x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,838	$2,701	$2,504	$2,362	$2,621
Real Estate Revenues	30,412	30,141	31,042	30,062	29,583

	9.3%	9.0%	8.1%	7.9%	8.9%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$639,291	$679,920	$676,469	$664,976	$655,800
Total Market Capitalization	1,024,162	1,067,828	1,109,722	1,211,240	1,239,051

	62.4%	63.7%	61.0%	54.9%	52.9%

Quarterly Supplemental Disclosure
June 30, 2008
OUTSTANDING DEBT
(unaudited, dollars in thousands)

		Principal
	Effective	Balance at	Annualized Debt		Balance at
Encumbered Properties	Interest Rate	June 30, 2008	Service	Maturity Date	Maturity
Fixed Rate Debt

Norfolk Commerce Park II1,2	5.28%	$7,057	$648	8/7/2008	$7,034

Deer Park Center[1,3,4]
6900 English Muffin Way[1,3,4]
Gateway Center[1,3,4]
Gateway West[1,3,4]
4451 Georgia Pacific Boulevard[1,3,4]
20270 Goldenrod Lane[1,3,4]
15 Worman’s Mills Court[1,3,4]
Girard Business Center[1,3,4]	5.54%	72,364	6,434	9/11/2008	71,825
Girard Place[1,3,4]
Old Courthouse Square[1,3,4]
Patrick Center[1,3,4]
7561 Lindbergh Drive[1,3,4]
West Park[1,3,4]
Woodlands Business Center[1,3,4]

Glenn Dale Business Center[1]	5.13%	8,327	780	5/1/2009	8,033
4200 Tech Court3	8.07%	1,739	168	10/1/2009	1,705
Park Central I1	5.66%	4,873	519	11/1/2009	4,523
4212 Tech Court	8.53%	1,700	169	6/1/2010	1,654
Park Central II1	5.66%	6,051	638	11/1/2010	5,289
Enterprise Center[1,3]	5.20%	18,443	1,647	12/1/2010	16,712
Indian Creek Court[1,3]	5.90%	13,012	1,162	1/1/2011	11,982
403/405 Glenn Drive[1]	5.50%	8,662	746	7/1/2011	7,807
4612 Navistar Drive[1,3]	5.20%	13,353	1,131	7/11/2011	11,921
Campus at Metro Park [1,3]	5.25%	24,533	2,028	2/11/2012	21,581
1434 Crossways Boulevard Building II1	5.38%	10,369	826	8/5/2012	8,866
Crossways Commerce Center	6.70%	25,196	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	15,893	1,316	10/1/2012	14,706
Prosperity Business Center[1]	5.75%	3,807	332	1/1/2013	3,242
Aquia Commerce Center I	7.28%	668	165	2/1/2013	42
1434 Crossways Boulevard Building I1	5.38%	8,870	665	3/5/2013	7,597
Linden Business Center[1]	5.58%	7,448	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,697	425	3/1/2014	5,066
Annapolis Commerce Park East[1]	6.25%	8,782	665	6/1/2014	8,010

Plaza 500
Van Buren Business Park
Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	92,223
Greenbrier Technology Center II
Norfolk Business Center
Northridge I & II5
15395 John Marshall Highway[5]

Hanover Business Center
Hanover Building D1	6.63%	912	161	8/1/2015	13
Hanover Building C1	6.63%	1,311	186	12/1/2017	13

Chesterfield Business Center
Chesterfield Buildings C, D, G and H1	6.63%	2,375	414	8/1/2015	34
Chesterfield Buildings A, B, E and F1	6.63%	2,763	318	6/1/2021	26

Gateway Centre Building I1	5.88%	1,578	239	11/1/2016	—
Airpark Business Center[1]	6.63%	1,507	173	6/1/2021	14

		$377,290	$29,791		$339,827

Convertible Debt
Exchangeable Senior Notes[6]	4.45%	$89,601	$3,640	12/15/2011	$111,250

Senior Unsecured Debt
Series A Notes	6.41%	$37,500	$2,404	6/15/2013	$37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$541,891	$38,291		$526,077

Quarterly Supplemental Disclosure
June 30, 2008
OUTSTANDING DEBT CONTINUED
(unaudited, dollars in thousands)

		Principal
	Effective	Balance at	Annualized	Maturity	Balance at
	Interest Rate	June 30, 2008	Debt Service	Date	Maturity
Floating Rate Debt
Secured Term Loan[7]	LIBOR + 1.10%	50,000	1,781	8/7/2010	50,000
Unsecured Revolving Credit Facility[8,9]	LIBOR + 1.20%	47,400	1,736	4/26/2010	47,400

Total at June 30, 2008		$639,291	$41,808		$623,477

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at June 30, 2008 and actual interest rates are:

	Fair Value	Contractual
Property	Impact	Interest Rate
Deer Park through Woodlands Business Center	$167	6.71%
Norfolk Commerce Park II	9	6.90%
4612 Navistar Drive	811	7.48%
Campus at Metro Park	1,439	7.11%
Enterprise Center	1,108	8.03%
Glenn Dale Business Center	180	7.83%
Gateway Centre Building I	80	7.35%
1434 Crossways Boulevard Building I	505	6.25%
1434 Crossways Boulevard Building II	790	7.05%
403 and 405 Glenn Drive	470	7.60%
Linden Business Center	140	6.01%
Owings Mills Business Center	27	5.85%
Prosperity Business Center	57	6.25%
Airpark Business Center	66	7.45%
Hanover Business Center Building C	66	7.88%
Hanover Business Center Building D	64	8.88%
Chesterfield Buildings A, B, E and F	122	7.45%
Chesterfield Buildings C, D, G and H	140	8.50%
Indian Creek Court	547	7.80%
Park Central I	141	8.00%
Park Central II	330	8.32%
Annapolis Commerce Park East	(218)	5.74%

Total fair value increase	$7,041

[2]	On July 7, 2008, the Company prepaid the $7.0 million remaining principal balance and the related accrued interest on the mortgage loan that encumbered a building in Norfolk Commerce Park II.

[3]	The maturity date on these loans represents the anticipated repayment date of the loans, after which the interest rates on the loans increase.

[4]	On July 23, 2008, the Company received an amended commitment for a $70 million secured term loan from KeyBank, N.A. to refinance the approximately $70 million mortgage loan on its Suburban Maryland Portfolio. It is anticipated that the new loan will have an initial balance of $35 million with an additional $35 million accordion. The new loan will have a two-year term, with a Company option to extend the loan for an additional one-year period with the payment of a 25 basis point extension fee. The loan will bear interest at a rate of LIBOR plus 225 basis points.

[5]	On June 5, 2008, the Company sold its Alexandria Corporate Park property, located at 6315 Bren Mar Drive in Alexandria, Virginia. The disposed property served as collateral on the $100 million fixed-rate note issued by Jackson National Life Insurance Company. During June 2008, the Company removed Alexandria Corporate Park from its collateral base and replaced it with two properties, Northridge I & II and 15395 John Marshall Highway.

[6]	In May 2008, the Company repurchased $20.25 million of its 4.0% Exchangeable Senior Notes.

[7]	At June 30, 2008, the effective interest rate on the $50 million notional balance was 3.6%.

[8]	As of June 30, 2008, the borrowing base for the unsecured revolving credit facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, Gateway West II, Crossways II, Windsor at Battlefield, Reston Business Campus, Cavalier Industrial Park, Gateway Centre (Building II), Enterprise Parkway, Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River’s Bend Center, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Davis Drive, Gateway 270, Gateway II, Owings Mills Commerce Center, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River’s Bend Center II, Park Central (Building V), Hanover AB and Herndon Corporate Center.

[9]	At June 30, 2008, the effective interest rate on the Company’s unsecured revolving credit facility was 3.7%.

Quarterly Supplemental Disclosure
June 30, 2008
NET ASSET VALUE ANALYSIS
(unaudited, in thousands)

	Three Months
	Ended June 30,
	2008	Annualized
Income Statement Items

Total Portfolio In-Place Cash NOI
Total GAAP Revenue	$30,412	$121,648
Straight-line and Deferred Market Rents	(873)	(3,492)
Management Fee Adjustment	571	2,284
Property Operating Costs	(9,187)	(36,748)

Total Portfolio In-Place Cash NOI	$20,923	$83,692

Total Portfolio Cash NOI @ 94% Occupancy
Total Revenue	$34,322	$137,288
Straight-line and Deferred Market Rents	(1,010)	(4,040)
Property Operating Costs	(9,470)	(37,880)

Total Portfolio Cash NOI	$23,842	$95,368

Balance Sheet Items

Land for Future Development & CIP
Original Cost Basis of Land held for Future Development	$17,953
Original Cost Basis of Development Assets	560
Original Cost Basis of Redevelopment Assets[1]	4,610
Construction In Progress	21,107

Total Land for Future Development & CIP	$44,230

Current Quarter Acquisitions	$—

Total Current Quarter Acquisitions	$—

Select Balance Sheet Items
Cash and cash equivalents, escrows and reserves	$20,183
Accounts and other receivables, net of allowance	4,326
Prepaid expenses and other assets	5,321
Accounts payable and accrued expenses	(14,243)
Accrued interest	(2,480)
Rents received in advance	(3,724)
Tenant security deposits	(5,228)
Mortgage and Senior Debt, cash principal balances	(632,250)

Total	$(628,095)

[1]	Represents portion of original purchase under redevelopment.

Quarterly Supplemental Disclosure
June 30, 2008
DEBT MATURITY SCHEDULE
(unaudited)

Quarterly Supplemental Disclosure
June 30, 2008
TOP TEN TENANTS
(unaudited)

					Percentage of
					Total
					Annualized	Weighted
		Number			Rental	Average
		of	Total Leased	Total Annualized	Revenue -	Remaining
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Cash Basis	Lease Years
1	U.S. Government	27	598,838	$6,104,797	6.6%	3.1
2	Engineering Solutions	1	236,082	3,083,231	3.3%	8.8
3	HP Corporation	2	220,501	2,576,291	2.8%	3.0
4	Sentara Healthcare	7	234,062	2,064,850	2.2%	7.4
5	FKI Logistex	1	215,085	1,852,988	2.0%	8.3
6	Lockheed Martin Corporation	8	142,840	1,703,891	1.8%	3.1
7	Verizon Virginia, Inc.	6	92,829	1,336,651	1.4%	4.0
8	State of Maryland	10	76,242	1,323,084	1.4%	4.4
9	Iron Mountain	2	188,911	1,299,156	1.4%	0.9
10	First Data Corporation	1	117,336	1,290,696	1.4%	5.4

	Subtotal Top 10 Tenants	65	2,122,726	22,635,635	24.3%	4.7
	All Remaining Tenants	723	7,532,391	70,047,385	75.7%	4.2

	Total / Weighted Average	788	9,655,117	$92,683,020	100.0%	4.1

[1]	Annualized rental revenue is based on triple-net equivalent cash basis rental revenue as of June 30, 2008.

Quarterly Supplemental Disclosure
June 30, 2008
PORTFOLIO ANALYSIS
(unaudited)
PORTFOLIO BY MARKET

						Percentage
					Annualized	of
	Number of		Percent	Percent	Base Rent[2] -	Annualized
	Buildings	Square Feet[1]	Leased	Occupied	Cash Basis	Base Rent
Maryland	63	3,226,511	89.7%	89.2%	$31,060,601	33.6%
Baltimore	24	876,860	85.3%	85.3%	9,228,534	10.0%
Suburban MD	39	2,349,651	91.4%	90.7%	21,832,067	23.6%

Northern VA	47	2,702,133	87.8%	87.0%	27,900,824	30.1%

Southern VA	53	5,015,758	87.5%	84.6%	33,721,595	36.3%
Richmond	27	1,761,553	91.8%	91.4%	11,438,649	12.3%
Norfolk	26	3,254,205	85.1%	81.0%	22,282,946	24.0%

Total	163	10,944,402	88.2%	86.6%	$92,683,020	100.0%

PORTFOLIO BY PROPERTY TYPE

						Percentage
					Annualized	of
	Number of		Percent	Percent	Base Rent[2] -	Annualized
	Buildings	Square Feet[1]	Leased	Occupied	Cash Basis	Base Rent
Industrial	30	3,801,316	86.8%	86.6%	$24,399,540	26.3%
Business Park	127	6,707,296	88.8%	86.4%	63,525,981	68.5%
Office	5	234,572	90.0%	87.5%	3,616,936	3.9%
Retail	1	201,218	91.3%	91.3%	1,140,563	1.3%

Total	163	10,944,402	88.2%	86.6%	$92,683,020	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[3]	Portfolio
Triple net	523	7,018,403	72.7%
Industrial gross	72	644,233	6.7%
Full service	193	1,992,481	20.6%

Total	788	9,655,117	100.0%

[1]	Does not include square footage under redevelopment or completed construction yet to be placed in service.

[2]	Triple-net equivalent.

[3]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
June 30, 2008
MARKET CONCENTRATION
(unaudited)
     Market Concentration by Square Footage

	Maryland			Northern VA	Southern VA
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	Total
Industrial	—	8.3%	8.3%	11.6%	5.8%	9.3%	15.1%	35.0%
Business Park	7.2%	10.2%	17.4%	13.4%	10.4%	20.7%	31.1%	61.9%
Office	—	1.2%	1.2%	—	—	—	—	1.2%
Retail	—	1.9%	1.9%	—	—	—	—	1.9%

Total	7.2%	21.6%	28.8%	25.0%	16.2%	30.0%	46.2%	100.0%

Market Concentration by Annualized Rent

	Maryland			Northern VA	Southern VA
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	Total
Industrial	—	6.6%	6.6%	13.1%	3.8%	3.2%	7.0%	26.7%
Business Park	8.5%	13.9%	22.4%	17.5%	8.7%	21.3%	30.0%	69.9%
Office	—	2.2%	2.2%	—	—	—	—	2.2%
Retail	—	1.2%	1.2%	—	—	—	—	1.2%

Total	8.5%	23.9%	32.4%	30.6%	12.5%	24.5%	37.0%	100.0%

Quarterly Supplemental Disclosure
June 30, 2008
LEASE EXPIRATIONS
(unaudited)

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average
	Leases		Percent		Percent of	Base Rent
	Expiring	Square Footage	of Total	Amount	of Total	per Sq. Ft.[1]
Year of Lease Expiration

MTM	16	106,587	1.1%	$823,668	0.9%	$7.73
2008	88	620,214	6.4%	5,278,437	5.7%	8.51
2009	143	1,573,932	16.3%	13,829,662	14.9%	8.79
2010	132	1,125,382	11.7%	12,486,873	13.5%	11.10
2011	137	2,064,979	21.4%	16,818,923	18.1%	8.14
2012	98	815,753	8.4%	9,388,122	10.1%	11.51
2013	68	869,594	9.0%	9,455,971	10.2%	10.87
Thereafter	106	2,478,676	25.7%	24,601,364	26.6%	9.93

Total	788	9,655,117	100.0%	$92,683,020	100.0%	$9.60

[1]	Triple-net equivalent.

[2]	The Company treats leases that expire on the last day of the quarter as leased square footage since the tenant is contractually entitled to the space. Of the 100,275 square feet of leases that expired on 6/30/2008, 4,229 square feet were renewed, 87,714 square feet were moved out and 8,332 square feet were heldover.

Quarterly Supplemental Disclosure
June 30, 2008
LEASE EXPIRATIONS — CURRENT AND NEXT FOUR QUARTERS
(unaudited)

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average Base
	Leases	Square	Percent		Percent	Rent per Sq.
	Expiring	Footage	of Total	Amount	of Total	Ft.[1]
Quarter of Lease Expiration

2008 - Q2[2]	10	100,275	8.8%	$1,230,282	11.5%	$12.27
2008 - Q3	34	139,843	12.3%	1,458,718	13.7%	10.43
2008 - Q4	44	380,096	33.5%	2,589,437	24.2%	6.81
2009 - Q1	39	232,630	20.5%	2,306,518	21.6%	9.91
2009 - Q2	36	282,552	24.9%	3,100,877	29.0%	10.97

Total	163	1,135,396	100.0%	$10,685,832	100.0%	$9.41

[1]	Triple-net equivalent.

[2]	The Company treats leases that expire on the last day of the quarter as leased square footage since the tenant is contractually entitled to the space. Of the 100,275 square feet of leases that expired on 6/30/2008, 4,229 square feet were renewed, 87,714 square feet moved out and 8,332 square feet held over.

Quarterly Supplemental Disclosure
June 30, 2008
PORTFOLIO BY SIZE
(unaudited)

					% of
Square Feet Under	Number of	Leased Square	% of Total	Annualized Base	Annualized	Revenue
Lease	Leases	Feet	Square Feet	Rent[1]	Rent	per SF
0-4,999	373	937,254	9.7%	$11,061,786	11.9%	$11.80
5,000-9,999	170	1,205,192	12.5%	13,103,363	14.1%	10.87
10,000-14,999	88	1,054,059	10.9%	11,881,059	12.8%	11.27
15,000-19,999	42	713,366	7.4%	7,235,623	7.8%	10.14
20,000-24,999	26	583,866	6.0%	5,832,773	6.3%	9.99
25,000-29,999	19	509,677	5.3%	6,642,018	7.2%	13.03
30,000-34,999	15	484,360	5.0%	4,211,129	4.5%	8.69
35,000-39,999	11	405,202	4.2%	2,874,447	3.1%	7.09
40,000-44,999	6	249,770	2.6%	2,332,192	2.5%	9.34
45,000-49,999	10	467,199	4.8%	4,001,026	4.3%	8.56
50,000-54,999	2	107,483	1.1%	1,538,055	1.7%	14.31
55,000-59,999	2	114,805	1.2%	1,718,141	1.9%	14.97
60,000-64,999	3	185,831	1.9%	1,188,292	1.3%	6.39
65,000-69,999	2	135,321	1.4%	607,784	0.7%	4.49
70,000-74,999	1	70,460	0.7%	479,713	0.5%	6.81
75,000-79,999	1	76,800	0.8%	487,680	0.5%	6.35
85,000-89,999	1	87,120	0.9%	370,260	0.4%	4.25
90,000-94,999	1	94,950	1.0%	559,256	0.6%	5.89
100,000-104,999	1	104,218	1.1%	1,158,424	1.2%	11.12
115,000-119,999	3	348,619	3.6%	3,175,182	3.4%	9.11
120,000-124,999	5	608,301	6.3%	4,269,461	4.6%	7.02
125,000-129,999	1	127,108	1.3%	603,763	0.7%	4.75
130,000-134,999	1	134,589	1.4%	585,462	0.6%	4.35
155,000-159,999	1	158,400	1.7%	1,067,964	1.2%	6.74
215,000-219,999	1	215,085	2.3%	1,852,989	2.0%	8.62
235,000-239,999	2	476,082	4.9%	3,845,178	4.2%	8.08

Total	788	9,655,117	100.0%	$92,683,020	100.0%	$9.60

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2008
LAND AND PROPERTIES AVAILABLE FOR DEVELOPMENT OR REDEVELOPMENT1
(unaudited, dollars in thousands)

		Square Feet
	Developable	Under			Estimated	Estimated
	Building	Development	Projected		Date In	Stabilization	Expected
	Square Feet	/Redevelopment	Cost	Cost to Date	Service	Date	Return
MARYLAND
Assets Under Development/Redevelopment
Ammendale Business Park[2]	76,292	76,292	$2,700	$697	Q4-2008	Q1-2009	9%
Gateway 270[2]	54,967	54,967	500	191	Q3-2008	Q1-2009	10%

	131,259	131,259	3,200	888

Additional Developable Land
Glenn Dale Business Center	100,000
4612 Navistar Drive	50,000

	150,000

Total	281,259

NORTHERN VIRGINIA
Assets Under Development/Redevelopment
Sterling Park Business Center	56,600	56,600	5,057	1,600	Q4-2009	Q4-2010	8%

Additional Developable Land
Sterling Park Business Center	335,500
Plaza 500	200,000
Linden Business Center	32,400

	567,900

Total	624,500

SOUTHERN VIRGINIA

Assets Under Development/Redevelopment
Enterprise Parkway[2]	85,221	70,833	4,700	223	Q4-2008	Q4-2009	10%
Greenbrier Business Center	48,000	48,000	8,000	4	Q3-2009	Q4-2010	8%

	133,221	118,833	12,700	227

Additional Developable Land
River’s Bend Center	600,000
Chesterfield Business Center	35,700
Norfolk Commerce Park	17,500

	653,200

Total	786,421

Grand Total	1,692,180	306,692	$20,957	$2,715

SUBSTANTIALLY COMPLETED DEVELOPMENT / REDEVELOPMENT TO BE PLACED IN SERVICE

				Estimated
	Completed	Square Feet	Total	Date Placed	Expected
	Square Feet	Not Placed in Service	Cost	In Service	Return
Cavalier Industrial Park	96,000	96,000	$5,900	Q4-2008	9%
Crossways Commerce Center I3	44,912	22,412	5,100	Q4-2008	11%
Sterling Park Business Center	57,521	57,521	5,300	Q1-2009	9%
Snowden Center	4,500	4,500	1,100	Q1-2009	12%

	202,933	180,433	$17,400

[1]	For the three months ended June 30, 2008, the Company spent $4.1 million and $0.3 million on development and redevelopment activities, respectively. Also, for the three and six months ended June 30, 2008, the Company capitalized interest, taxes and other expenses of $0.4 million and $0.8 million, respectively, associated with development efforts.

[2]	Redevelopment of existing structure.

[3]	22,500 square feet was placed into service as of November 12, 2007.

Quarterly Supplemental Disclosure
June 30, 2008
LEASING ANALYSIS
(unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2008	June 30, 2008
Leasing Production[1]

New and Renewal Leases
Square footage of new and renewal leases	888,335	1,827,840
Number of new and renewal leases commencing	54	130

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	626,164	1,329,993
Square footage of terminated leases	103,277	221,566
Total — expired/early renewal/terminated leases	729,441	1,551,559

Signed in advance of existing tenant’s lease expiration	56,409	81,636
Commencement of previous advance leases	15,222	76,292

Pre-Leasing[2]	76,292	15,222

Net Absorption	41,415	133,575

New Leases
New square footage	346,842	686,268
Number of new leases commencing	26	62

Rental Change — Cash[3]
New base rent	$10.71	$8.91
Percentage change in base rent	-9.3%	0.1%

Rental Change — GAAP[3]
New base rent	$13.11	$10.45
Percentage change in base rent	6.3%	15.5%

Average capital cost per square foot[4]	$26.56	$16.31
Average downtime between leases (months)	15.3	11.5
Average lease term (months)	91.8	84.5

Renewal Leases
Square footage of renewal leases	541,493	1,141,572
Number of renewal leases commencing	28	68
Retention rate	86%	86%

Suburban MD	91%	82%
Northern VA	94%	89%
Southern VA	68%	87%

Rental Change — Cash
New base rent	$9.09	$9.45
Expiring base rent	$8.84	$9.04
Percentage change in base rent	2.9%	4.6%
Rental Change — GAAP
New base rent	$10.12	$10.16
Expiring base rent	$8.70	$9.07
Percentage change in base rent	16.4%	12.1%

Average capital cost per square foot	$2.74	$2.96
Average lease term (months)	66.4	61.3

[1]	Includes 211,611 square feet of leases and associated costs for leases signed in Q2 2008. Of the total, 45,142 square feet will commence in Q3 2008 and 36,618 square feet will commence in Q4 2008.

[2]	Space was pre-leased at 6435 Ammendale Road in Ammendale Business Park, which is currently in redevelopment.

[3]	Quarter lease comparison based on 11 leases totaling 125,700 square feet.

[4]	Includes first and second generation TI costs.

Quarterly Supplemental Disclosure
June 30, 2008
MARYLAND REGION
(unaudited)

						Leased at	Occupied at
		Property		Square	Annualized Cash	June 30,	June 30,
Property	Buildings	Type[1,2]	Location	Footage	Basis Rent[3]	2008	2008
SUBURBAN MD

Frederick
15 Worman’s Mill Court	1	BP	Frederick	39,966	$380,113	100.0%	100.0%
Frederick Industrial Park[4]	3	I	Frederick	550,545	4,216,397	100.0%	100.0%
Patrick Center	1	Office	Frederick	66,260	1,069,904	73.8%	73.8%
West Park	1	Office	Frederick	28,889	362,585	94.5%	94.5%

I-270 Corridor
20270 Goldenrod Lane	1	BP	Germantown	24,468	287,000	96.1%	96.1%
7561 Lindbergh Drive	1	I	Gaithersburg	36,000	318,733	100.0%	100.0%
Airpark Place	3	BP	Gaithersburg	82,290	647,243	60.2%	60.2%
Campus at Metro Park	4	BP	Rockville	190,238	3,915,028	100.0%	100.0%
Gateway 270	6	BP	Clarksburg	193,493	2,562,233	99.0%	99.0%
Gateway Center	2	BP	Gaithersburg	44,307	625,607	96.5%	96.5%
Girard Business Park[5]	7	BP	Gaithersburg	298,961	2,572,541	89.4%	86.4%

Beltsville

Ammendale Business Park[6]	6	BP	Beltsville	239,069	1,636,938	60.5%	60.5%

Other
Glenn Dale Business Center	1	I	Glenn Dale	315,826	1,513,292	100.0%	100.0%
Old Courthouse Square	1	Retail	Martinsburg, WV	201,218	1,140,562	91.3%	91.3%
Woodlands Business Center	1	Office	Largo	38,121	583,891	91.8%	76.4%

Total	39			2,349,651	21,832,067	91.4%	90.7%

BALTIMORE

Owings Mills

Owings Mills Business Park[7]	6	BP	Owings Mills	219,616	2,588,550	93.5%	93.5%

Columbia
Rumsey Center	4	BP	Columbia	134,402	1,303,134	84.9%	84.9%
Snowden Center	4	BP	Columbia	140,184	1,615,002	78.8%	78.8%

Other
Deer Park	4	BP	Randallstown	171,125	1,100,465	78.1%	78.1%
Gateway West	4	BP	Westminster	110,231	1,020,826	76.6%	76.6%
Annapolis Commerce Park East	2	Office	Annapolis	101,302	1,600,557	98.8%	98.8%

Total	24			876,860	9,228,534	85.3%	85.3%

Grand Total	63			3,226,511	$31,060,601	89.7%	89.2%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	Frederick Industrial Park consists of the following properties: 4451 Georgia Pacific Boulevard, 4612 Navistar Drive and 6900 English Muffin Way.

[5]	Girard Business Park consists of the following properties: Girard Business Center and Girard Place.

[6]	Ammendale Business Park consists of the following properties: Ammendale Commerce Center and Indian Creek Court.

[7]	Owings Mills Business Park consists of the following properties: Owings Mills Business Center and Owings Mills Commerce Center.

Quarterly Supplemental Disclosure
June 30, 2008
MARYLAND REGION
LEASE EXPIRATIONS
(unaudited)

				% of
	SF of			Annual	Base
Year of Lease	Expiring	% of	Annual Base	Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent	SF
Vacant	332,067	10.3%	$—	—	$—
MTM	21,403	0.7%	210,901	0.7%	9.85
2008	212,502	6.6%	2,242,380	7.2%	10.55
2009	438,381	13.6%	4,008,091	12.9%	9.14
2010	363,787	11.3%	3,774,311	12.2%	10.38
2011	472,442	14.6%	4,254,608	13.7%	9.01
2012	356,537	11.1%	4,828,444	15.5%	13.54
2013	157,769	4.9%	1,951,067	6.3%	12.37
2014	155,101	4.8%	2,430,654	7.8%	15.67
2015	287,682	8.9%	3,266,078	10.5%	11.35
2016	263,024	8.2%	2,398,068	7.7%	9.12
2017	74,559	2.3%	1,052,715	3.4%	14.12
Thereafter	91,257	2.7%	643,284	2.1%	7.05

Total	3,226,511	100.0%	$31,060,601	100.0%	$10.73

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2008

NORTHERN VIRGINIA REGION
(unaudited)

						Leased at	Occupied at
		Property		Square	Annualized Cash	June 30,	June 30,
Property	Buildings	Type[1,2]	Location	Footage	Basis Rent[3]	2008	2008
Alexandria
Interstate Plaza	1	I	Alexandria	109,081	$—	0.0%	0.0%
Plaza 500	2	I	Alexandria	504,089	5,509,969	99.1%	97.7%

Manassas
Gateway Centre	3	BP	Manassas	100,806	743,957	62.8%	62.8%
Linden Business Center	3	BP	Manassas	109,118	1,102,169	81.5%	81.5%
Windsor at Battlefield	2	BP	Manassas	153,510	1,902,109	100.0%	100.0%

Reston/Herndon
Herndon Corporate Center	4	BP	Herndon	127,433	1,232,105	64.4%	64.4%
Van Buren Business Park	5	BP	Herndon	108,047	1,512,957	88.5%	88.5%
Reston Business Campus	4	BP	Reston	82,584	1,112,087	93.9%	93.9%

Sterling
Sterling Park Business Center[4]	5	BP	Sterling	378,988	3,279,220	85.5%	85.5%

Chantilly
Lafayette Business Park[5]	6	BP	Chantilly	252,308	3,342,983	86.1%	80.9%

Other
13129 Airpark Road	1	I	Culpeper	149,795	827,516	100.0%	100.0%
15395 John Marshall Highway	1	I	Haymarket	236,082	3,083,231	100.0%	100.0%
Newington Business Park Center	7	I	Lorton	254,242	2,542,286	97.7%	97.7%
Prosperity Business Center	1	BP	Merrifield	71,562	830,796	100.0%	100.0%
Aquia Commerce Center I & II	2	BP	Stafford	64,488	879,439	100.0%	100.0%

Total	47			2,702,133	$27,900,824	87.8%	87.0%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	Sterling Park Business Center consists of the following properties: 403/405 Glenn Drive, Davis Drive and Sterling Park Business Center.

[5]	Lafayette Business Park consists of the following properties: Enterprise Center and Tech Court.

Quarterly Supplemental Disclosure
June 30, 2008
NORTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

	SF of			% of	Base
Year of Lease	Expiring	% of	Annual Base	Annual Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent	SF
Vacant	330,216	12.2%	$—	—	$—
MTM	34,544	1.3%	305,835	1.1%	8.85
2008	177,755	6.6%	1,633,420	5.9%	9.19
2009	360,656	13.3%	4,137,613	14.8%	11.47
2010	348,603	12.9%	4,980,822	17.9%	14.29
2011	262,339	9.7%	2,840,587	10.2%	10.83
2012	202,591	7.5%	2,185,728	7.8%	10.79
2013	202,272	7.5%	2,572,482	9.2%	12.72
2014	130,189	4.8%	1,278,634	4.6%	9.82
2015	132,976	4.9%	1,506,543	5.4%	11.33
2016	45,848	1.7%	941,126	3.4%	20.53
2017	408,078	15.1%	4,673,208	16.7%	11.45
Thereafter	66,066	2.5%	844,826	3.0%	12.79

Total	2,702,133	100.0%	$27,900,824	100.0%	$11.94

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2008
SOUTHERN VIRGINIA REGION
(unaudited)

					Annualized	Leased at
		Property		Square	Cash Basis	June 30,	Occupied at
Property	Buildings	Type[1,2]	Location	Footage	Rent[3]	2008	June 30, 2008
RICHMOND

North
Virginia Center	1	BP	Glen Allen	119,921	$1,340,853	99.1%	94.5%
Northridge I & II	2	I	Ashland	140,390	676,747	83.3%	83.3%
Hanover Business Center	4	BP	Ashland	183,285	1,090,892	97.5%	95.9%
Park Central	3	BP	Richmond	204,280	2,164,792	93.1%	93.1%

South
River’s Bend Center[4]	6	I	Chester	795,033	4,195,008	89.9%	89.9%

Chesterfield Business Center[5]	11	BP	Richmond	318,644	1,970,358	93.6%	93.6%

Total	27			1,761,553	11,438,650	91.8%	91.4%

NORFOLK

Crossways
Crossways Commerce Center[6]	9	BP	Chesapeake	1,059,687	10,518,965	99.2%	88.2%

Greenbrier
Greenbrier Business Center[7]	4	BP	Chesapeake	404,807	3,499,883	84.5%	83.5%

Chesapeake
Cavalier Industrial Park	3	I	Chesapeake	300,083	1,118,083	93.3%	93.3%
Diamond Hill Distribution Center	4	I	Chesapeake	712,550	1,798,486	63.9%	63.9%

Hampton
1000 Lucas Way	2	BP	Hampton	182,175	1,153,995	91.5%	91.5%
Enterprise Parkway	1	BP	Hampton	333,200	1,665,992	65.5%	61.0%

Norfolk
Norfolk Commerce Park[8]	3	BP	Norfolk	261,703	2,527,541	98.5%	98.5%

Total	26			3,254,205	22,282,945	85.1%	81.0%

Grand Total	53			5,015,758	$33,721,595	87.5%	84.6%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	River’s Bend Center consists of the following properties: River’s Bend Center and River’s Bend Center II.

[5]	Chesterfield Business Center consists of the following properties: Airpark Business Center, Chesterfield Business Center and Pine Glen.

[6]	Crossways Commerce Center consists of the following properties: Coast Guard Building, Crossways Commerce Center I, Crossways Commerce Center II, Crossways I, Crossways II, 1434 Crossways Boulevard and 1408 Stephanie Way.

[7]	Greenbrier Business Center consists of the following properties: Greenbrier Technology Center I, Greenbrier Technology Center II and Greenbrier Circle Corporate Center.

[8]	Norfolk Commerce Park consists of the following properties: Norfolk Business Center, Norfolk Commerce Park II and Gateway II.

Quarterly Supplemental Disclosure
June 30, 2008
SOUTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

	SF of			% of
Year of Lease	Expiring	% of	Annual Base	Annual	Base Rent[1]
Expiration	Leases	Total SF	Rent[1]	Base Rent[1]	per SF
Vacant	627,002	12.5%	$—	—	$—
MTM	50,640	1.0%	306,933	0.9%	6.06
2008	229,957	4.6%	1,402,638	4.2%	6.10
2009	774,895	15.4%	5,683,958	16.9%	7.34
2010	412,992	8.2%	3,731,741	11.1%	9.04
2011	1,330,198	26.5%	9,723,728	28.8%	7.31
2012	256,625	5.1%	2,373,951	7.0%	9.25
2013	509,553	10.2%	4,932,422	14.6%	9.68
2014	80,507	1.6%	630,697	1.9%	7.83
2015	76,975	1.5%	650,692	1.9%	8.45
2016	134,589	2.7%	585,462	1.7%	4.35
2017	132,270	2.6%	589,238	1.7%	4.45
Thereafter	399,555	8.1%	3,110,135	9.3%	7.78

Total	5,015,758	100.0%	$33,721,595	100.0%	$7.68

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2008
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
The Company believes FFO, NOI, EBITDA and AFFO are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
NOI
Management believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s property and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of property performance in the real estate industry.
However, NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
FFO
Management believes that FFO is a useful measure of the Company’s operating performance. The Company computes FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT, which states FFO should represent net income (loss) before minority interest (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and excluding gain on sale of property. The Company also presents FFO, as adjusted for cash gains on sales, which adds any gains or losses associated with a disposed asset, less any accumulated depreciation related to the disposed asset, to the NAREIT calculation of FFO.
The Company believes this calculation provides a another indication of its performance, as recycling assets that the Company has maximized in value is an important component of the Company’s business strategy. Further, other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
AFFO
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.
First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development and redevelopment related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.